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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

                     Pursuant to section 13 or 15(d) of
                     the Securities exchange act of 1934


Date of Report (Date of earliest event reported): December 22, 1998
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                              Fonix Corporation
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            (Exact name of registrant as specified in its charter)



                                  Delaware
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         (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
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  (Commission file number)             (I.R.S. Employer Identification No.)



   1225 Eagle Gate Tower, 60 East South Temple Street
   Salt Lake City, Utah                                        84111

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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 328-8700



                               Not Applicable
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       (Former name or former address, if changed since last report)


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Item 5.    Other Events

     On December 22, 1998, fonix corporation (the "Company") closed a private placement of $2,000,000 of its restricted common stock to a single investment fund (the "Investor"). The private placement was accomplished pursuant to the terms of a Securities Purchase Agreement (the "Agreement") dated as of December 21, 1998 between the Company and the Investor. In connection with the private placement, the Company issued a total of 1,801,802 shares of common stock at the per share price of $1.11. The Company entered into a Registration Rights Agreement with the Investor pursuant to which the Company is obligated to file a registration statement (the "Registration Statement") covering the shares issuable in connection with the private placement.

     As part of the private placement, the Investor obtained, for each share of common stock purchased, one "Repricing Right." The Repricing Rights are exercisable at any time after December 22, 1998 and prior to that date nine months and one day after the date the Registration Statement is declared effective, and entitle the holder thereof (which may or may not be the Investor), to receive upon exercise a number of additional shares of common stock for no additional consideration according a formula described in the Agreement as the "Repricing Rate," which is represented by the following formula:

                      (Repricing Price - Market Price)
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                                Market Price

For purposes of this formula, "Market Price" means the lowest closing bid price of the Company's common stock ,as quoted on the Nasdaq Stock Market, during the 15 consecutive trading days immediately preceding the exercise date. "Repricing Price" means:

     (a)  $1.38750 from March 22, 1999 to and including April 21, 1999,
     (b)  $1.39860 from April 22, 1999 to and including May 21, 1999,
     (c)  $1.4097 from May 22, 1999 to and including June 20, 1999,
     (d)  $1.4208 from June 21, 1999 to and including July 20, 1999,and
     (e)  $1.4319 at any time after July 21, 1999.

     Additionally, as part of the private placement, the Investor received at closing a warrant (the "Warrant") to purchase 200,000 shares of common stock at a per share exercise price of $1.66. The Warrant has a term of three years.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      fonix corporation


                                      By: /s/ Roger D. Dudley
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                                      Roger D. Dudley
                                      Executive Vice President

Date: January 7, 1999












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